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                                                                  EXHIBIT 10.61

Loan No. ____________

                              AMENDMENT AGREEMENT
                                (Loan Agreement)

         THIS AMENDMENT AGREEMENT is made and delivered this 28th day of April, 1997, by and between McClain Industries, Inc., a Michigan corporation, McClain of Georgia, Inc., a Georgia corporation, Shelby Steel Processing Company, a Michigan corporation, McClain Tube Company d/b/a Quality Tube, a Michigan corporation, McClain Industries of Ohio, Inc., a Michigan corporation, McClain Epco, Inc., a New York corporation, and McClain of Alabama, Inc., a Michigan corporation (collectively, "Borrowers"), whose address/principal office is 6200 Elmridge, Sterling Heights, Michigan 48310; Galion Holding Company, a Michigan corporation, McClain E-Z Pack, Inc., a Michigan corporation, Galion Dump Bodies, Inc., a Michigan corporation, and McClain Group Sales of Florida, Inc., a Florida corporation (collectively, "Guarantors"), whose address is 6200 Elmridge, Sterling Heights, Michigan 48310, and Standard Federal Bank, a federal savings bank ("Standard Federal"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

RECITALS:

         A. The Borrowers entered into an Amended and Restated Loan Agreement, dated July 17, 1996, as modified August 29, 1996 (the "Loan Agreement"), with Standard Federal, pursuant to which Standard Federal has made available to the Borrowers a line of credit, as evidenced by a Promissory Note (Line of Credit), dated July 17, 1996, as amended and renewed (the "Line of Credit Note"), and made a term loan to the Borrowers, as evidenced by a Promissory Note (Term Loan), dated July 17, 1996 (the "Term Note"), and a line of credit with term provisions, as evidenced by a Promissory Note (Line of Credit with Term Provisions), dated July 17, 1996 (the "Line of Credit with Term Note").

         B. The Loan Agreement, Line of Credit Note, Term Note and Line of Credit with Term Note (together with all other documents executed in conjunction therewith being herein referred to as the "Loan Documents") are secured by a Security Agreement, dated September 15, 1994, and a Security Agreement, dated July 19, 1995 (the "Security Agreements") and an Assignment of Policy as Collateral Security, dated July 15, 1996 (the "Life Policy Assignment"), and are supported by a Guaranty, dated July 17, 1996 (the "Guaranty"), executed by the Guarantors.

         C. The Borrowers have requested that an additional equipment purchase line of credit be extended under the provisions of the Loan Agreement and Standard Federal and the Guarantors are agreeable thereto on the terms and conditions herein contained.
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         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements herein contained and other good and valuable consideration, the Borrowers and Standard Federal hereby agree as follows:

         1. The Borrowers are corporations in good standing under the laws of their state of incorporation. All corporate resolutions heretofore delivered to Standard Federal relative to borrowing money and granting security interests remain in full force and effect. Borrowers have duly authorized and validly executed and delivered this Amendment Agreement and such Agreement and the Loan Documents (as hereby amended) are valid and enforceable according to their terms and do not conflict with or violate Borrowers' corporate charters or by-laws or any agreements or covenants to which Borrowers are a party.

         2. The Security Agreements and Life Policy Assignment are valid and enforceable in accordance with their terms. Standard Federal's security interests in the collateral described in the Security Agreements and Life Policy Assignment are valid and perfected and Borrowers are aware of no claims or interests in such collateral prior or paramount to Standard Federal's.

         3. The Guaranty is valid and enforceable in accordance with its terms and the Guarantors presently have no valid and existing defense to liability thereunder.

         4. The Loan Agreement is hereby modified by adding a new Section 1C thereto as follows:

         SECTION 1C.              SECOND EQUIPMENT PURCHASE LINE OF CREDIT

         1C.1             Standard Federal hereby extends to the Borrower a
         revolving line of credit (the "Second Equipment Line of Credit") which shall not exceed at any one time outstanding the principal amount of One Million and 00/100 Dollars ($1,000,000.00) (the "Second Equipment Credit Limit").

         1C.2             The Second Equipment Line of Credit herein extended
         shall be subject to the terms and conditions of a Promissory Note (Line of Credit with Term Provisions) (Second Equipment Line of Credit), in the principal amount of One Million and 00/100 Dollars ($1,000,000.00), of even date herewith and all renewals and amendments thereof (the "Second Equipment Line of Credit Note"). The Second Equipment Line of Credit shall be payable and shall bear interest as set forth in the Second Equipment Line of Credit Note. This Loan Agreement and the Second Equipment Line of Credit Note are of equal materiality and shall each be construed in such manner as to give full force and effect to all provisions of both documents.





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         1C.3             If at any time the amount outstanding under the
         Second Equipment Line of Credit shall exceed the Second Equipment Credit Limit, Borrower shall, on demand, forthwith pay to Standard Federal such sums as are necessary to reduce the amount outstanding to an amount not greater than the Second Equipment Credit Limit.

         1C.4             Each advance under the Second Equipment Line of
         Credit shall be used solely for the purchase of equipment. Each advance shall be in an amount not in excess of Eighty Five percent (85.0%) of the cost to the Borrower of the equipment to be purchased with such advance. Standard Federal shall make advances under the Second Equipment Line of Credit only upon receipt by it in a form satisfactory to it of a true and authentic copy of the dealer invoice for the equipment purchased or to be purchased with the advance.

         5. Except as herein amended, the Loan Agreement, Guaranty and other Loan Documents shall remain in full force and effect.

         6. Guarantors acknowledge and consent to the amendment to the Loan Agreement herein provided and agree that the Guaranty shall continue and remain in full force and effect with respect to the Loan Documents as herein amended, and to the Second Equipment Line of Credit Note.

     IN WITNESS WHEREOF, the Borrowers and Standard Federal have caused this Modification Agreement to be executed as of the day and year first written above.

                                        BORROWERS:

                                        MCCLAIN INDUSTRIES, INC., a Michigan
                                              corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl L. Jaworski

                                        Its: Secretary
                                             -------------------------------

                                        38-1867649
                                        ------------------------------------
                                        Taxpayer Identification Number

                                        MCCLAIN OF GEORGIA, INC., a Georgia
                                              corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl L. Jaworski

                                        Its: Secretary
                                             -------------------------------






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                                        58-1738825
                                        ------------------------------------
                                        Taxpayer Identification Number

                                        SHELBY STEEL PROCESSING COMPANY, a
                                              Michigan corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl L. Jaworski

                                        Its: Secretary
                                             -------------------------------

                                        38-2205216
                                        ------------------------------------
                                        Taxpayer Identification Number

                                        MCCLAIN TUBE COMPANY d/b/a QUALITY
                                              TUBE, a Michigan corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl L. Jaworski

                                        Its: Secretary
                                             -------------------------------


                                        ------------------------------------
                                        Taxpayer Identification Number

                                        MCCLAIN INDUSTRIES OF OHIO, INC., a
                                              Michigan corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl L. Jaworski

                                        Its: Treasurer
                                             -------------------------------


                                        ------------------------------------
                                        Taxpayer Identification Number


                                        MCCLAIN EPCO, INC., a New York
                                              corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl L. Jaworski

                                        Its: Treasurer
                                             -------------------------------


                                        38-
                                        ------------------------------------
                                        Taxpayer Identification Number





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                                        MCCLAIN OF ALABAMA, INC., a Michigan
                                              corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl L. Jaworski

                                        Its: Treasurer
                                             -------------------------------

                                        ------------------------------------
                                        Taxpayer Identification Number


                                        GUARANTORS:

                                        GALION HOLDING COMPANY, a Michigan
                                              corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl Jaworski
                                           Treasurer

                                        Taxpayer Identification Number:
                                        38-3060196

                                        McCLAIN E-Z PACK, INC., a Michigan
                                              corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl Jaworski
                                           Treasurer

                                        Taxpayer Identification Number:

                                        ------------------------------------

                                        GALION DUMP BODIES, INC., a Michigan
                                              corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl Jaworski
                                           Treasurer

                                        Taxpayer Identification Number:


                                        ------------------------------------




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                                        McCLAIN GROUP SALES OF FLORIDA, INC.,
                                              a Florida corporation


                                        By: /s/ Carl L. Jaworski
                                           ---------------------------------
                                           Carl Jaworski
                                           Treasurer

                                        Taxpayer Identification Number:
                                        59-3241829


                                        STANDARD FEDERAL:


                                        STANDARD FEDERAL BANK, a federal
                                              savings bank



                                        By:
                                           ---------------------------------

                                        Its:
                                             -------------------------------





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